Exhibit 10.18

                                                                       EXHIBIT F

                            FORM OF LOCK-UP AGREEMENT


[DATE]

[List of Purchasers]


       Re: Securities Purchase Agreement dated June 13, 2005 (the "PURCHASE AGREEMENT") by and among, Secured Services, Inc., a Delaware corporation (the "COMPANY") and the purchasers signatory thereto (each, a "PURCHASER" and collectively referred to as the "PURCHASERS")

Ladies and Gentlemen:

       Defined terms not otherwise defined herein (the "LETTER AGREEMENT") shall have the meanings set forth in the Purchase Agreement.

       Pursuant to Section 2.2(a)(vi) of the Purchase Agreement and in satisfaction of a condition of the Purchasers' obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Purchasers that, (i) from the date of the Purchase Agreement until the one year anniversary of the Effective Date (the "RESTRICTION PERIOD"), the undersigned shall not sell not convert or exchange any of the Series B Preferred Stock beneficially owned by, or issuable to, the undersigned into Common Stock (the "SECURITIES") and (ii) for the period wherein 33% of the Debentures, issued pursuant to the Securities Purchase Agreement, dated as of June 13, 2005, between the Company and the purchasers signatory thereto (the "DEBENTURE PURCHASE AGREEMENT" and, such purchasers, the "DEBENTURE PURCHASERS"), are held by such Debenture Purchasers, the undersigned may not sell, convert or exchange more than 49% of the Securities; PROVIDED, however, subsection (i) herein shall not apply if (x) the VWAP for each of any 20 consecutive Trading Days (the "THRESHOLD PERIOD"), which 20 consecutive Trading Day period shall have commenced only after the Effective Date, exceeds the initial Conversion Price by 300% and (y) the average daily volume of the Common Stock for any Threshold Period, which Threshold Period shall have commenced only after the Effective Date, exceeds 100,000 shares of Common Stock per Trading Day; PROVIDED, FURTHER, subsections (i) and (ii) herein shall not apply if the Debenture Purchasers hold less than 33% of the Debentures.

       The restrictions set forth in this Letter Agreement shall terminate upon the earliest to occur of, and shall not apply to, the following: (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; (b) a sale, lease or other conveyance of all or substantially all of the assets of the Company; or (c) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

                     [REMAINDER OF PAGE INETNTIONALLY BLANK]

       The Company hereby agrees to notify its transfer agent of the provisions of this Letter Agreement. The undersigned acknowledges and agrees that the Company will be permitted to require that the Company's transfer agent place a stop transfer instruction on all Securities beneficially owned by the undersigned, reflecting this Letter Agreement, until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

                                        Very truly yours,


                                        By:_____________________________________
                                      Name:
                                     Title:




                                        Approved:

                                        SECURED SERVICES, INC.


                                        By:_____________________________________
                                      Name:
                                     Title: